                                                                   EXHIBIT 10.40

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH A "[x]."

                   Amendment to PP-GEFS Distributor Agreement

                                  CONFIDENTIAL


Amendment to the Distributor Agreement between GE Fuel Cell Systems, L.L.C. and
                   Plug Power, L.L.C., dated February 2, 1999


                                 July ___, 2000



     This Amendment to the Distributor Agreement (the "Amendment") dated February 2, 1999 is made and entered into as of this ____ day of July, 2000, by GE FUEL CELL SYSTEMS, L.L.C., a Delaware limited liability company located at 968 Albany-Shaker Road, Building 1, Latham, New York 12110 (hereinafter referred to as "GEFCS" or "DISTRIBUTOR"), and PLUG POWER, INC., a Delaware corporation, successor-in-interest to Plug Power, L.L.C., located at 968 Albany-Shaker Road, Latham, New York 12110 (hereinafter referred to as "PP" or "SUPPLIER"). GEFCS and PP are individually referred to herein as a "Party" and collectively as the "Parties".

     WHEREAS, DISTRIBUTOR and SUPPLIER entered into a Distributor Agreement dated February 2, 1999 (the "Agreement"), in order to set forth, among other items, DISTRIBUTOR's obligation to market, sell, and provide services for "Product" and "Pre-Commercial Units," both of which are defined in the Agreement;

     WHEREAS, GEFCS and other General Electric Company affiliates have entered into various agreements with PP related to the Agreement, including, without limitation, the letter agreement from GE Power Systems to PP dated February 3, 1999, and the Agreement between PP, GE On-Site Power, Inc., and GEFCS dated August 27, 1999 ("August 27 Agreement"); and

     WHEREAS, DISTRIBUTOR and SUPPLIER now desire to further amend the Agreement to reflect certain changes, including the revision of the Product and Pre-Commercial Unit performance specifications and delivery schedules and the establishment of a process by which GEFCS determines that the Product and Pre-Commercial Units meet the applicable specifications, as set forth below;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the mutual benefits to be derived herefrom, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.  Product and Pre-Commercial Unit ("PCU") Performance Specifications

     The sections entitled "Pre-Commercial Unit Performance Specifications" and "Product ("Commercial Unit") Performance Specifications" set forth in Schedule B of the Agreement are replaced in their entirety with Schedule A of the Amendment. Schedule A includes, among other things, information regarding a GEFCS acceptance testing process for PCUs and CUs, by which GEFCS will determine, in its sole discretion, whether the PCUs and CUs meet the agreed upon specifications, and GEFCS notifies PP, if applicable, that the product is "available for sale by GEFCS".

     The following sentence is added after the last sentence of Section 1.9 of the Agreement:

                   Amendment to PP-GEFS Distributor Agreement

         The term "Pre-Commercial Unit," when used herein, shall include the Pre-Commercial Unit (PCU) versions of Residential Unit RU1, RU2, RU3, and RU4.

     The following sentence is added after the last sentence of Section 1.11 of the Agreement:

         The term "Product," when used herein, shall include the Commercial Unit
         (CU) versions of Residential Unit RU1, RU2, RU3, and RU4.

     The following is added after Section 1.16 of the Agreement:

         1.17 RU1, RU2, RU3, and RU4. The terms "RU1", "RU2", "RU3", and "RU4", when used herein, shall mean "Residential Unit" versions 1 through 4 of Pre-Commercial Units and Commercial Units, with associated performance levels as set forth in Schedule A of the Amendment.

         1.18 Amendment. The term "Amendment", when used herein, shall mean the Amendment to this Agreement dated July ____, 2000.

2.  GEFCS PRODUCT PURCHASE GOALS

     DISTRIBUTOR's Global Sales Commitments and Major Market Sales Commitments, as defined in the Agreement, are deleted.

     Section 5.2 of the Agreement is deleted in its entirety and replaced with the following:

         5.2 Product Purchase Goals. DISTRIBUTOR will use commercially reasonable efforts, subject to delivery of the PCUs and CUs deemed by GEFCS to be available for sale in accordance with the delivery schedule set forth in Paragraph 10 of the Amendment, to achieve the purchase goals set forth below by December 31, 2004.


                                          GEFCS Purchase Goals


                                               PCUS AND CUS (COMBINED)
                                               -----------------------
                  RU1                                 [X]
            RU2 AND RU3 (COMBINED)                    [X]
                  RU4                                 [X]

          In the event that PP does not deliver to GEFCS PCUs and CUs a) deemed by GEFCS to be available for sale and b) in accordance with the delivery schedule set forth in Paragraph 10 of the Amendment, GEFCS and PP shall mutually agree on revised purchase goals, provided that if GEFCS and PP are unable to agree on such revised purchase goals, no product purchase goals shall be applicable.

     Section 5.5 of the Agreement is deleted in its entirety and replaced with the following:

          5.5  [Section intentionally left blank]

                   Amendment to PP-GEFS Distributor Agreement

     The phrase "in accordance with Schedule D" is deleted from
     Section 4.3(a) of the Agreement.

     Schedule D of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE D


                    [This Schedule intentionally left blank]

3.  PCU and Product Warranties

     Section 7 of the Terms and Conditions of Purchase/Sale set forth in Schedule B of the Agreement is revised as follows:


     a. The second sentence of subsection (c) is deleted and replaced by the following:

         For Products purchased under this Agreement during the period ending December 31, 2004, the foregoing warranties shall apply for a period that is the greater of (a) [X] from the date of installation, or (b) [X] from the date of SUPPLIER's invoice to GEFCS following delivery of the Product and associated components. This Product warranty period shall apply to all of the CU versions of RU1, RU2, RU3, and RU4.

         For Products purchased under this Agreement beginning January 1, 2005, the foregoing warranties shall apply for a period that is the greater of (a) [X] from the date of installation, or (b) [X] from the date of SUPPLIER's invoice to GEFCS following delivery of the Product and associated components. This Product warranty period shall apply to all of the CU versions of RU1, RU2, RU3, and RU4.

     b. The third sentence of subsection (c) is deleted and replaced by the following:

         For Pre-Commercial Units purchased under this Agreement, the foregoing warranties shall apply for a period that is the greater of (a) [X] from the date of installation or [X] from the date of SUPPLIER's invoice to DISTRIBUTOR following delivery of the PCU and associated components to DISTRIBUTOR, whichever is less, and (b) the period of time until a CU of the same RU version as the Pre-Commercial Unit is available for sale by DISTRIBUTOR (as determined by DISTRIBUTOR pursuant to the PCU and Product acceptance criteria in Schedule A of the Amendment). This PCU warranty period shall apply to all of the PCU versions of RU1, RU2, RU3, and RU4.

     c. The fourth paragraph beginning with the sentence, "For Products, SUPPLIER will provide DISTRIBUTOR with the option of purchasing an extension to the initial warranty period" is deleted.

4.  CU RU1 Replacement

     The following paragraph shall be added after the third paragraph of Section 7 of the Terms and Conditions of Purchase/Sale set forth in Schedule B of the Agreement:

                   Amendment to PP-GEFS Distributor Agreement

          PP, at its sole expense, will replace each CU RU1 with a CU RU4 that is deemed available for sale by GEFCS. PP will complete each replacement within [X] of installation of each RU1. Replacement will not extend the Product warranty period beyond the warranty period set forth in Paragraph 3(a) of the Amendment, provided, however, that in no event shall the warranty period for the replacement CU RU4 apply for a period less than [X] beginning on the date of installation of such CU RU4. In the event that PP is unable to replace any RU1 within [X] of installation [X], then PP agrees, at GEFCS's sole option, to either (a) refund to GEFCS, or such other party as designated by GEFCS, all [X] incurred by GEFCS, its distributors, or end-users in connection with the failure to replace the RU1, including without limitation the total [X] price paid by the then-current owner of the RU1 for such RU1 and all installation, removal, and shipping costs of the RU1, or (b) pay to the then-current owner of the RU1 [X] until such time that a replacement RU4 is available, at which time PP, at PP's sole expense, will replace such CU RU1 with a CU RU4.

5.  PCU and CU Prices

     Section 3.3(a) of the Agreement is deleted in its entirety and replaced with the following:

          3.3(a) The prices charged to DISTRIBUTOR for all PCUs and CUs purchased hereunder shall be the lower of (i) the applicable prices set forth in the Amendment, including all Schedules thereto, and (ii) the lowest prices charged by SUPPLIER to any other person or entity for the same such PCU or CU in similar quantities during the [X] preceding DISTRIBUTOR's purchase.

     The following is added after Section 3.3(d) of the Agreement:

          (e) For Products other than the PCU and CU versions of RU1, RU2, RU3, and RU4 offered for sale by SUPPLIER to DISTRIBUTOR, SUPPLIER's prices to DISTRIBUTOR (i.e., transfer prices) will be as mutually agreed in good faith between the Parties. In the event that the Parties can not agree on transfer prices applicable to such additional Products, then the Parties shall commence nonbinding mediation to establish the transfer prices, which mediation shall be facilitated by a mediator selected by the Parties. In the event that the Parties are not able to agree on transfer prices during the ninety (90) day period following the commencement of mediation, either Party may submit to arbitration the issue of establishing the transfer prices. Such issue shall be determined by one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association
          (AAA) as then in effect and except as modified by explicit provision in this Article.

          The Parties may mutually agree to extend the time periods provided for in the AAA Arbitration Rules. Unless the Parties agree otherwise or the arbitral tribunal directs otherwise, the locale of the arbitration will be Latham, New York. At its discretion, the arbitral tribunal may hold pre-hearing conferences or adopt other procedures (including reasonable discovery). The right to reasonable examination of opposing witnesses in oral hearing will not be denied. The English language shall be used in the arbitral proceedings. Each Party will bear its own costs of presenting or defending its position in the arbitration.

                   Amendment to PP-GEFS Distributor Agreement

          (f) DISTRIBUTOR will have the right to audit SUPPLIER's financial records to the extent necessary to confirm SUPPLIER's calculation of actual [X].

     The first sentence of Section 6.9 of the Agreement is deleted in its entirety and replaced with the following:

          Prices to DISTRIBUTOR for PCU, Product, and additional Product replacement parts will be as mutually agreed by the Parties; provided however that in no case will the prices exceed SUPPLIER's actual [X]. All major components replaced by SUPPLIER pursuant to the warranty provisions herein will be returned to SUPPLIER at SUPPLIER's request and at SUPPLIER's expense.

6.  PCU AND CU PRICES (THROUGH 12/31/2004)

     Schedule C of the Agreement is deleted in its entirety and replaced by the following:


                                      PCU and Product Prices

                         PCU PRICE TO GEFCS       CU PRICE TO GEFCS
                             ($/UNIT)                 ($/UNIT)
                         ------------------       -----------------
              RU1              $[X]                     $[X]
              RU2               [X]                      [X]
              RU3               [X]                      [X]
              RU4               [X]                      [X]

          Prices shown are for the PCUs and CUs as specified in Schedule A of the Amendment and deemed available for sale by GEFCS. Prices for the PCUs and CUs as shown are firm (i.e., not subject to change) and will apply during the period beginning on the execution date of the Amendment and ending on December 31, 2004.

          Provided that SUPPLIER meets the PCU RU1 delivery date set forth in Paragraph 10 of the Amendment, DISTRIBUTOR will, on or before July 1, 2001, on a monthly basis provide SUPPLIER with a 12-month rolling forecast of DISTRIBUTOR's monthly purchases. Each of the first [X] of DISTRIBUTOR's forecast will be a firm order. DISTRIBUTOR's forecast for the final [X] of the forecast period is for SUPPLIER's planning purposes only. DISTRIBUTOR, at its sole discretion, may change the monthly purchase forecast in any month in the final [X] forecast period by any amount. In the event that SUPPLIER fails to meet the PCU RU1 delivery date set forth in Paragraph 10 of the Amendment, DISTRIBUTOR will begin providing SUPPLIER with 12-month rolling forecasts 3 months after the date that SUPPLIER first makes PCU RU1 available for sale by DISTRIBUTOR.

          Any Products for which DISTRIBUTOR has issued a purchase order, but is unable to sell, may be held in SUPPLIER's inventory at the request of

                   Amendment to PP-GEFS Distributor Agreement

          DISTRIBUTOR. Electing to have SUPPLIER hold DISTRIBUTOR's inventory does not relieve DISTRIBUTOR of its obligations under the purchase order. DISTRIBUTOR will reimburse SUPPLIER for its fully loaded inventory carrying cost, including warehouse expenses, interest, and any inventory carrying cost charged to SUPPLIER by SUPPLIER's vendors as a direct result of DISTRIBUTOR's request for SUPPLIER to hold inventory. On or before April 1, 2001, SUPPLIER will provide DISTRIBUTOR with a firm price for the monthly inventory carrying charge for 2001. On or before each August 1 thereafter, SUPPLIER will provide DISTRIBUTOR with a firm price for the monthly inventory carrying charge for the upcoming year.

          The last sentence of Section 6.6 of the Agreement is deleted in its entirety.

7. PCU and CU Prices (1/1/2005 - 3/4/2009)

     The last two sentences of Section 5.1 of the August 27 Agreement are deleted in their entirety and replaced with the following:

          For the period January 1, 2005-December 31, 2006, the CU price to be paid by DISTRIBUTOR (the "Transfer Price") will be as set forth in Schedule B of the Amendment to the Distributor Agreement dated July 31, 2000 ("Amendment"). In the event that (a) SUPPLIER's actual [X] (defined as [X] (defined as [X]), provided that manufacturing overhead may not exceed [X] of the sum of direct material costs plus direct labor costs), as set forth in Column B of Schedule B of the Amendment for the applicable production lot (based on total PP cumulative production volume for all customers) exceed the Transfer Price for such lot, and/or (b) the Transfer Price for such lot exceeds the [X], then the Transfer Price for such lot will be set at [X]. When used in the Amendment, [X] shall mean then prevailing average, global retail price for a PEM Fuel Cell-Powered Generator Set (as defined in Section
          1.7 of the Agreement) of comparable features (including kW output, cogeneration capability, efficiency, life, and lifecycle cost) to the Product.

          The Parties will establish a mutually agreed upon mechanism for establishing the [X] no later than July 1, 2003; provided however that if the Parties cannot reach agreement on the mechanism, then the Parties shall commence nonbinding mediation to establish the [X], which mediation shall be facilitated by a mediator selected by the Parties. In the event that the Parties are not able to agree on a [X] during the ninety (90) day period following the commencement of mediation, either Party may submit to arbitration the issue of establishing the [X]. Such issue shall be determined by one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association (AAA) as then in effect and except as modified by explicit provision in this Article.

          The Parties may mutually agree to extend the time periods provided for in the AAA Arbitration Rules. Unless the Parties agree otherwise or the arbitral tribunal directs otherwise, the locale of the arbitration will be Latham, New York. At its discretion, the arbitral tribunal may hold pre-hearing conferences or adopt other procedures (including reasonable discovery). The right to

                   Amendment to PP-GEFS Distributor Agreement

          reasonable examination of opposing witnesses in oral hearing will not be denied. The English language shall be used in the arbitral proceedings. Each Party will bear its own costs of presenting or defending its position in the arbitration.

          For the period January 1, 2007-March 4, 2009, the Transfer Price will be as set forth in Schedule B of the Amendment. In the event that (a) SUPPLIER's [X] for the applicable production lot exceed the Transfer Price for such lot, and/or (b) the Transfer Price for such lot exceeds the [X], then the Transfer Price for such lot will be set at the [X].

          SUPPLIER's Direct Costs and the Transfer Prices, as set forth Schedule B of the Amendment, are expressed in nominal (i.e., year 2000) dollars and will be adjusted on each January 1st, beginning January 1, 2005, for changes in the Producer Price Index ("PPI") from the prior period (e.g., on January 1, 2005, the Direct Costs and Transfer Prices will be adjusted for changes in the PPI from the execution date of the Amendment to January 1, 2005. On January 1, 2006, the Direct Costs and Transfer Prices will be adjusted for changes in the PPI from January 1, 2005 to January 1, 2006).

8.  OPTION TO EXTEND TERM/CU PRICES (3/5/2009-12/31/2014)

     The following sentence is added after the first sentence of Section 5.1 of the August 27 Agreement:

          GEFCS shall have the option of extending the termination date of the Distributor Agreement from March 4, 2009 through December 31, 2014, provided that such option will expire on July 31, 2008, unless exercised by GEFCS on or prior to that date. If GEFCS elects to extend the Distributor Agreement, the payment terms and purchase goals in existence at the end of the current (i.e., March 4, 2009) term will apply for the [X] (i.e., [X] through [X]).

     The following is added as the last paragraph of Section 5.1 of the August 27 Agreement:

          In order to supplement the Distributor Agreement with Product transfer prices applicable to the period March 5, 2009-December 31, 2014, GEFCS and PP agree to begin discussions of such prices not later than January 1, 2008, and engage in negotiations to conclude such discussion by March 31, 2008. In the event GEFCS and PP fail to mutually agree on transfer prices, the prices shall be set at [X].

9. PAYMENT TERMS

     The fifth sentence of Section 2 of the Terms and Conditions of Purchase/Sale in Schedule B of the Agreement is deleted and replaced by the following two sentences:

          Unless otherwise agreed between SUPPLIER and DISTRIBUTOR, payments shall become due [X] days from DISTRIBUTOR's receipt of SUPPLIER's invoice. For any of DISTRIBUTOR's orders where SUPPLIER is more than one month late in delivery, DISTRIBUTOR, at its sole option, may cancel any or all of such order.

                   Amendment to PP-GEFS Distributor Agreement

10. PCU AND PRODUCT DELIVERY SCHEDULE

     The following is added after Section 6.10 of the Agreement:

          6.11 Delivery Schedule. SUPPLIER shall use best efforts to deliver PCUs and CUs to DISTRIBUTOR according to the following schedule:

                          PCU AND CU DELIVERY SCHEDULE

                 PCUS AVAILABLE TO                CUS AVAILABLE TO
                    DISTRIBUTOR                      DISTRIBUTOR
                 -----------------          ------------------------------
     RU1               [X]                              [X]
     RU2               [X]                              [X]
     RU3               [X]                              [X]
     RU4               [X]                              [X]

     Section 6.7(a) of the Agreement is deleted in its entirety and replaced with the following:

          SUPPLIER will use best efforts to maintain a minimum annual Product production capacity necessary to meet DISTRIBUTOR's CU purchase goals as shown in Paragraph 2 of the Amendment. To the extent SUPPLIER experiences capacity constraints that limit its ability to deliver PCUs or Products to DISTRIBUTOR, PP will allocate the PCUs and/or Products to GEFCS and to other parties that have placed firm orders on a pro rata basis as a proportion of their firm orders.

     Sections 6.7(b) and 6.7(c) of the Agreement are deleted in their entirety.

     The second sentence of Section 3 (Delivery and Passage of Title) of the Terms and Conditions of Purchase/Sale of Schedule B of the Agreement is deleted in its entirety and replaced with the following two paragraphs:

          If SUPPLIER fails to deliver the PCU and CU versions of RU1, RU2, RU3, and/or RU4 in accordance with the delivery schedule set forth in Paragraph 10 of the Amendment or such units are delivered in accordance with the delivery schedule but are deemed by GEFCS not to be available for sale, then the unit price to DISTRIBUTOR for each unit deemed available for sale, in addition to the remedies available to DISTRIBUTOR elsewhere under the Agreement and the Amendment, will be reduced by [X] for each month of delay (e.g., CU RU1 delivery in [X], represents a 1 month delay) after the first two months of delay (i.e., SUPPLIER has a 2 month grace period); provided that the unit price to DISTRIBUTOR will not be reduced by more than [X], and the price reduction will apply only for the first [X] after the delayed PCU and/or CU version becomes available to DISTRIBUTOR (e.g., if SUPPLIER first makes PCU RU3 available in [X], DISTRIBUTOR's price for PCU RU3 for the period [X] to [X] will be $[X]/unit, returning to $[X]/unit beginning [X]).

                   Amendment to PP-GEFS Distributor Agreement

          If SUPPLIER delivers the PCU and CU versions of RU1, RU2, RU3, and/or RU4 prior to the delivery schedule set forth in Paragraph 10 of the Amendment and such units are deemed by GEFCS to be available for sale, then the unit price to DISTRIBUTOR for each unit deemed available for sale will be increased by [X] for each month of acceleration; provided that the unit price to DISTRIBUTOR will not be increased by more than [X], and the price increase will apply only for the first [X] after the accelerated PCU and/or CU version becomes available to DISTRIBUTOR (e.g., if SUPPLIER first makes PCU RU3 available in [X], DISTRIBUTOR's price for PCU RU3 for the period [X] to [X] will be $[X]/unit, returning to $[X]/unit beginning [X]).

11. TERMINATION FOR CAUSE

     The following paragraph is added after the first sentence of Section 4.2 of the Agreement:

          This Agreement may be terminated by GEFCS prior to expiration of the initial five (5) year term or any renewal term hereof by furnishing prior written notice to PP in the event PP should fail to perform any of its obligations set forth in the Amendment, including its obligations in the Schedules thereto, provided PP shall fail to remedy any such nonperformance within 120 days after receiving written demand therefor.

12. COMPETING PRODUCTS

     The following paragraphs revise the letter agreement between GE Power Systems and Plug Power, L.L.C., dated February 3, 1999:

          In the event that PP does not offer PEM fuel cell-powered generator sets capable of producing maximum continuous output of (a) [X]), and/or (b) [X]), that are (i) suitable for residential, commercial, and/or industrial stationary power applications outlined in the paragraph 1 of Schedule A-1 of the Agreement, and (ii) capable of running on natural gas and LPG fuel, and (iii) capable of producing IEEE 519-quality AC electricity at [X] and [X] Hz, and (iv) available for commercial sale by GEFCS, and another manufacturer has a PEM fuel cell-powered generator set available in the [X] and/or [X] kW size range(s) available for commercial sale by GEFCS ("Competing Product"), then upon one hundred and twenty (120) days written notice to PP, GEFCS or a GEFCS affiliate may, at its sole option, become a distributor for such non-PP PEM fuel cell, provided that PP does not produce a competitive product in that size range within the one hundred and twenty (120) day period.

          GEFCS will provide PP with (a) notice of the availability of a Competing Product at the earliest feasible date, and (b) periodic marketing updates that address, among other matters, distributor and end-user feedback on the Products, GEFCS's marketing plans, and the demand for various sized products.

          In the event that GEFCS or a GEFCS affiliate elects to distribute a non-PP PEM fuel cell-powered generator set in the [X] kW size range ("Non-PP [X] kW PEM Gen Set"), then PP may name additional distributors, on either an exclusive or

                   Amendment to PP-GEFS Distributor Agreement

          non-exclusive basis, for PP product in the [X] kW size range ("PP [X] kW PEM Gen Set"), provided that PP shall notify GEFCS when PP deems, in its sole discretion, that such PP [X] kW PEM Gen Set is commercially available and GE may elect during the sixty (60) day period following such notice to discontinue distribution of the Non-PP [X] kW PEM Gen Set and become the exclusive distributor of the PP [X] kW PEM Gen Set.

          In the event that GEFCS or a GEFCS affiliate elects to distribute a non-PP PEM fuel cell-powered generator set in the [X] kW size range ("Non-PP [X] kW PEM Gen Set"), then PP may name additional distributors, on either an exclusive or non-exclusive basis, for PP product in the [X] kW size range ("PP [X] kW PEM Gen Set"), provided that PP shall notify GEFCS when PP deems, in its sole discretion, that such PP [X] kW PEM Gen Set is commercially available and GE may elect during the sixty (60) day period following such notice to discontinue distribution of the Non-PP [X] kW PEM Gen Set and become the exclusive distributor of the PP [X] kW PEM Gen Set.

13. GENERAL PROVISIONS

     In the event of a conflict between the terms of this Amendment and any other ancillary documents related thereto, the terms of this Amendment shall apply.

     This Amendment may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     This Amendment shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

     The headings contained in this Amendment are for convenience of reference only, do not constitute a party of this Amendment, and will not be used in interpreting this Amendment.

     Except as expressly set forth herein, this Amendment in no way alters or affects any other terms of the Agreement, which otherwise remains in full force and effect.

     IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.



                                  PLUG POWER, INC.


                                  BY:  /S/ Gary Mittleman
                                     --------------------------
                                  NAME: GARY MITTLEMAN
                                  TITLE: PRESIDENT AND CEO



                                  GE FUEL CELL SYSTEMS, L.L.C.


                                  BY:  /S/ Barry Glickman
                                     --------------------------
                                  NAME: BARRY GLICKMAN
                                  TITLE: PRESIDENT

                   Amendment to PP-GEFS Distributor Agreement


                                   SCHEDULE A


               RU1, RU2, RU3, AND RU4 PERFORMANCE SPECIFICATIONS

RU PRODUCT CONCEPT:

The RU product is a fuel cell-powered generating system for the home, designed to provide the power needs of a "standard" household, defined as one using [X] kWh per year. The RU system sits outside or inside the home and is connected directly into the home's electrical system via the [X]. It may be run grid independent, or grid-connected, depending on the end-user and local conditions. The system runs on natural gas or LPG and is low cost, efficient, and environmentally friendly.

The Product will be introduced over time as a series of three releases, preceded by a Pre-Commercial Unit at the beginning of each release. The Product releases are called: RU1, RU2 and RU3 (to be released simultaneously), and RU4. Each subsequent release provides improved functionality, and cost savings to the homeowner. RU2 and RU3 are identical units except that RU2 is designed for natural gas fuel and RU3 for LPG fuel.

PRE-COMMERCIAL UNITS:

The terminology Pre-Commercial (PCU) is identical to and interchangeable with the Plug Power terminology [X] unit. The objective is for the PCUs to have similar appearance, technology, functionality and performance to the Commercial Unit (CU) RU product, including:

     1. The PCU performance specifications are as indicated in the attached table (PCU RU Performance Specifications).

     2. PCUs will be complete to the point where interfaces between major components (including, but not limited to, stack, reformer, inverter, etc.) will be the CU RU.

     3.  Weight, size, and physical appearance will be similar to the CU RU.

     4. Operating methodology used to start, run and maintain the PCU will be the same as the CU RU.

RU1:

OVERVIEW: Grid connected, natural gas-fueled product providing complementary power, capable of [X] purposes only.

MAIN FEATURES:

     . Grid connected unit with the ability to run [X] cumulative hours per year.
     . In [X] operation, system [X]supports the entire home.
     . RU1 recognizes [X] to the home for a period longer than [X].
     . RU1 recognizes the availability of grid power and resynchronizes without power loss to the home of more than [X].
     . In [X] mode the unit will regulate voltage and frequency while delivering power to the required specifications.
     . When operating in [X] the system will shut down.

                   Amendment to PP-GEFS Distributor Agreement

     .  The system will indicate mode change [X].
     .  The system is capable of [X] being present.
     .  The system has two available settings [X] kW power requirements.
     . [X] operation is used when [X]. Operating strategy and implementation will be [X] as compared to [X].
     . System efficiency will be evaluated based on the unit's ability to deliver kW to the house for each unit of natural gas fuel input to the system. [X]
     .  The unit will have [X].
     . The CU RU1 systems will meet the all of the performance specifications indicated for RU1 in the attached table ("CU RU Performance Specifications").

RU2:


OVERVIEW: Grid independent, natural gas-fueled product providing primary power with grid providing back up service.

IMPROVEMENTS OVER RU1

     .  50Hz capability
     .  Improved efficiency
     .  Grid independent
     . [X] load following capability (e.g., unit output response time to changes in customer load)

MAIN FEATURES:

     .  System has the ability to [X].
     . System is designed to achieve total kW delivered to the homeowner with minimum natural gas usage. [X]
     .  In the case of a [X].
     .  When [X], the system will shut down.
     .  The system packaging will provide [X].
     .  The system is capable of [X] being present.
     . Transition of the house load between the system and the grid shall occur with a [X]. The system will indicate mode change [X].
     .  Plug Power will offer an [X].
     .  Plug Power will offer [X].
     . The system will regulate voltage and frequency while delivering power to the required specifications.
     .  The unit will have a [X].
     . The CU RU2 systems will meet the all of the performance specifications indicated for RU2 in the attached table ("CU RU Performance Specifications").

RU3:

OVERVIEW: Grid independent, LPG-fueled product providing primary, stand-alone power.

IMPROVEMENTS OVER RU1

     .  LPG (HD5) fuel capability

                   Amendment to PP-GEFS Distributor Agreement

     .  50Hz capability
     .  Improved efficiency
     .  Grid independent
     . [X] load following capability (e.g., unit output response time to changes in customer load)

MAIN FEATURES:

     . The system is designed to run grid independent, without a grid back-up. However, the system has ability to [X].
     . System is designed to achieve total kW delivered to the homeowner with minimum LPG usage [X].
     .  In the case of a [X].
     .  The system packaging will provide [X].
     .  The system is capable of starting without the grid being present.
     . The system will regulate voltage and frequency while delivering power to the required specifications.
     .  When [X], the system will shut down.
     . Transition of the house load between the system and the grid shall occur with [X].
     .  Plug Power will offer [X].
     .  The unit will have [X].
     . The CU RU3 systems will meet the all of the performance specifications indicated for RU3 in the attached table ("CU RU Performance Specifications").

RU4:

OVERVIEW: Grid independent product targeted at grid displacement (i.e., cost savings versus continuing to buy from grid is the primary customer CTQ)

IMPROVEMENTS OVER RU2/RU3
     .  [X] balanced
     .  Higher efficiency operation
     .  Higher reliability
     .  Lower operation and maintenance (O&M) costs

MAIN FEATURES:

     . The system is designed to run grid independent, without a grid back-up. However, the system has ability to [X].
     . System is designed to achieve total kW delivered to the homeowner with minimum fuel usage. [X].
     .  In the case of a [X], the system will [X].
     .  The system packaging will provide [X].
     .  The system will be [X] earlier RU versions is not needed.
     . The system is designed for routine maintenance visits every [X] (as opposed to the [X] required for RU1, RU2 and RU3).
     . The system will have options to utilize either natural gas or LPG. The operating strategy will be the [X] for either fuel type, but the system efficiencies will [X] (as reflected in the "RU Performance Specifications" table).
     .  The system will [X].

                   Amendment to PP-GEFS Distributor Agreement

     .  The system is capable of starting without the grid being present.
     . The system will regulate voltage and frequency while delivering power to the required specifications.
     . When [X], the unit will provide [X]. If [X], the system will [X]. [X]. If after the [X], the system will shut down.
     . Transition of the house load between the system and the grid shall occur with a [X]. The system will indicate mode change via [X].
     . Plug Power will offer an [X]. When grid connected the RU4 system will provide the [X].
     .  Plug Power will offer [X].
     .  The unit will have [X].
     . The CU RU4 systems will meet the all of the performance specifications indicated for RU4 in the attached table ("CU RU Performance Specifications").

CERTIFICATIONS:

     . CU versions of RU1, RU2, RU3, and RU4 (including the external packaging of all RU versions), will be compliant with all requisite standards (including, but not limited to, [X]).
     .  CU versions of RU1, RU2, RU3, and RU4 will have a [X] certification.
     . PCU and CU versions of RU1, RU2, RU3, and RU4 must satisfy GE's environmental, health and safety (EH&S) review as a condition of acceptance.
     . CU versions of RU1, RU2, RU3, and RU4 are intended to be capable of parallel operation with an electrical grid. Hence, these products will be built with inverters that are [X].

DOCUMENTATION:

     . PCU and CU versions of all RU products will be shipped with sufficient documentation (including, but not limited to, standard [X]) to allow for start-up and service by individuals with a skill level comparable to a typical [X], after such individual has completed [X] service training program.

SHIPPING:

     . Plug Power will prepare all PCUs and CUs to allow for standard commercial shipment (e.g., truck, rail, cargo ship) to customer locations in the US and overseas. Plug Power will be responsible for supplying all pertinent shipping paperwork including material safety data sheets and hazardous material disclaimers (Reference GE requirements [X]).

MONITORING AND DIAGNOSTICS:

     . PCU and CU versions of all RU products will be designed to accommodate [X]. At a minimum, the RU system [X] will allow the [X]. For grid parallel RU products, the [X] system will also allow for adjustment of the [X] on the unit.
     . For PCU and CU versions of all RU products, maintenance providers must be able to [X]. [X].
     .  PCU and CU versions of all RU products will have the ability to [X].

INTERCONNECTION:

     . PCU and CU versions of all RU products will be capable of interconnection to the electrical system of a typical single family residence. Each RU system will have a [X]. The [X] for RU1 will be defined by [X]. [X] for RU2, RU3 and RU4 will be defined no later than 2 months prior to the respective PCU launch.

     . PCU and CU versions of all RUs will be able to connect and operate to the utility grid without [X]; provided however, that the RU operate [X].
     . Power transfer from the PCU and CU version of all RUs to the electric grid will take no longer than [X]. The power transfer will not [X].

Service Call Rate ("SCR"):

     [X]

PCU AND CU ACCEPTANCE CRITERIA:

  [X]

                       PCU RU PERFORMANCE SPECIFICATIONS

                                      RU1           RU2           RU3          RU4            RU4
  ----------------------------------------------------------------------------------------------------
                                     GRID           GRID        Remote     Stand Alone    Stand Alone
                                  Parallel w/   Independent   Stand Alone     - Grid        - Grid
                                   emergency      w/ GRID                  Displacement  Displacement
                                  Stand Alone      backup
  ----------------------------------------------------------------------------------------------------

                                       [X]

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                                   SCHEDULE B
                                   ----------

                  PP Direct Costs and Transfer Prices to GEFCS

                              # OF UNITS    PP PROJECTED DIRECT COST*        GE PRICE
                    LOT #       IN LOT               ($/UNIT)            (TRANSFER PRICE)
                  -----------------------------------------------------------------------
RU1
RU2/3
RU4
2005 -

                                      [X]

                          [One page has been omitted]